EXHIBIT 10.31

                       JOINT SERVICES AGREEMENT

     THIS JOINT SERVICES AGREEMENT (the "Agreement") is made and entered into this 1st day of August, 1997 (the "Effective Date"), by and between PRIZE-ITM, LTD., a company located in Riga, Latvia ("Prize"), and ALTERNATIVE TECHNOLOGY RESOURCES, INC., a Delaware corporation ("ATR ").

                                  WITNESSETH:

     WHEREAS, ATR desires to obtain  trained  and  qualified Contract Personnel
and  Remote  Services  from  Prize  by  which  to  fulfill  Customer   contract
requirements for such Contract Personnel and Remote Services; and,

     WHEREAS, Prize desires to provide such trained and qualified Contract Personnel and Remote Services to ATR in accordance with the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the promises set forth below, and for other good and valuable consideration received and to be received, Prize and ATR agree as follows:

                 ARTICLE I.  AGREEMENT, TERM, AND DEFINITIONS

1.1 AGREEMENT AND TERM. The term of this Agreement shall begin on the Effective Date and shall continue for a period of five (5) years. Such term shall be renewable at the end thereof, and at the end of any renewal period, for successive renewal periods of five (5) years unless terminated by either party as of the end of any such period upon ninety (90) days prior written notice to the other party. The parties also agree to review the Agreement at the end of the first year (from the Effective Date) for the purpose of amending the Agreement as mutually desired by the parties.

1.2  CERTAIN DEFINITIONS.  The following definitions apply to this Agreement:

     (a) "FORMER SOVIET BLOC" ("FSB") refers to all of the regions formerly known collectively as the Soviet Union, plus Poland, Slovakia, Bulgaria and Hungary.

     (b) "CONTRACT PERSONNEL" refers to any information technology professionals recruited from the FSB by Prize and supplied to ATR for contractual deployment to Customer sites on a time and materials basis.

     (c)   "PRODUCT(S)"   refers   to   any   third-party   software  licenses,
           documentation and/or other commodities marketed by ATR and/or Prize.

     (d) "REMOTE SERVICE(S)" refers to any systems support, maintenance and/or development services provided by ATR remotely from sites other than the Customer's site.

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     (e)   "CUSTOMER(S)"   refers  to  any  third  party  organization(s)  that
           purchases Contract Personnel, Products and/or Remote Services for its own use, whether directly from ATR or indirectly through a Prime Contractor.

     (f) "PRIME CONTRACTOR(S)" refers to any third party organization(s) that sub-contracts Contract Personnel and/or Remote Services to other client companies.

                   ARTICLE II.  BUSINESS PERFORMANCE

2.1 BUSINESS PURPOSE AND OBJECTIVES. The mutual overall purpose of the business relationship between Prize and ATR, as described in this Agreement, shall be to jointly capitalize on emerging information technology market opportunities that exist in the United States and the FSB. The specific mutual objectives of the parties shall initially include (but are not limited to during the term of the Agreement):

     (a) Supplying and deploying Contract Personnel from the FSB to Customers located throughout the United States and the rest of the world;

     (b) Marketing, developing and making available remote services from various sites within the FSB to customers located throughout the United States and the rest of the world; and,

2.2  RIGHTS.

     (a) ATR shall have the exclusive right to represent and/or market Contract Personnel recruited and/or trained by Prize and Remote Services throughout the United States and Canada. This exclusive right extends to Customers whose parent company headquarters are in the United States or Canada even though the Contract Personnel may be placed at subsidiary, organizational division or affiliate locations outside of the United States or Canada. ATR shall also have a non-exclusive right to represent and/or market Contract Personnel recruited and/or trained by Prize, and Remote Services throughout the rest of the world.

     (b) ATR hereby grants to Prize the exclusive right to supply Contract Personnel and Remote Services to ATR from the FSB.

2.3 RESPONSIBILITIES OF PRIZE. In fulfillment of its performance obligations under this Agreement, Prize shall be responsible for:

     (a) Recruiting qualified Contract Personnel from the FSB as candidates for subsequent selection and placement in ATR Customer contracts;

     (b) Administering effective training programs for such recruited Contract Personnel in appropriate technical topics, orientation to employment in specific customer locations, and the English language;

     (c) Administering logistical support in Riga and other cities of the FSB;

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     (d)   Developing   and  implementing   a   business   and   organizational
           infrastructure for the Riga Software Development Center ("RSDC") based on a plan developed jointly with ATR;

     (e) Performing the business liaison role (including policy compliance) concerning all governmental agencies based in the FSB.; and,

     (f) Marketing, site development and management and customer service for Remote Services provided in Latvia and the rest of the FSB.

2.4  RESPONSIBILITIES  OF  ATR.   In fulfillment of its performance obligations
     under this Agreement, ATR shall be responsible for:

     (a) Marketing Contract Personnel and Remote Services to prospective Customers and/or Prime Contractors;

     (b) Negotiating terms and completing new contracts with Customers and/or Prime Contractors for Contract Personnel and Remote Services;

     (c) Sponsoring the visas and/or green cards of Contract Personnel while they are working under Customer contracts in the United States;

     (d) Performing the business liaison role including policy compliance concerning all governmental agencies in the United States and other countries outside the FSB countries where Contract Personnel are employed;

     (e) Managing all aspects of the Customer and Prime Contractor relationships, including (without limitation) billing, collection, performance feedback, Contract Personnel deployment, and correspondence;

     (f) Receiving and recognizing all Customer and Prime Contractor revenues and incurring all expenses directly associated with providing Contract Personnel and Remote Services;

     (g) Providing, licensing and/or loaning all equipment and/or software determined by ATR or its Customers to be necessary to perform business requirements at Prize;

     (h) Facilitating, if required, the funding of software development centers established in the Former Soviet Union, such as the RSDC; and,

     (i)   Supporting   the   establishment   and   management   of   marketing
           relationships as necessary between third-party western Product vendors and Prize and/or ATR.

2.5 BUSINESS PLANNING AND MANAGEMENT. The following activities shall be jointly undertaken by the parties in order to define, establish, initiate and manage the business venture:

     (a) Development of a business model, including (without limitation) the definition and documentation of:

           (i)  Business procedures and entity relationships;

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           (ii) Financial  strategy  (revenues,   fixed   and  variable  costs,
                compensation strategy, budgets), and,

           (iii) Organization strategy (roles, responsibilities, reporting relationships).

     (b)   Development   of   an  annual  business  plan,  including   (without
           limitation) the definition and documentation of:

           (i) Specific business and competitive response objectives and activities;

           (ii) Marketing, cost containment and infrastructure development strategies;

           (iii) Revenue, expense and profit projections  and budgets; and,

           (iv) Performance  measurements,  methods  management  criteria   and
                procedures.

     (c)   Monthly operational and financial reporting.

     (d) Quarterly and annual management reviews of the business plan (vs. actual performance).

     (e) Cessation of Recruiting Function. If during any annual plan, or quarterly review the parties agree to discontinue the recruiting for which Prize is responsible and compensated, Prize and ATR will identify the costs of such functions and delete them from the budget for operations. At the time of this function cessation, Prize and ATR will agree on a method of compensation for Prize based on the revenue associated with the continuation of work performed by ATR contracted services employees originally provided by Prize.

                        ARTICLE III.  PAYMENTS

     ATR will pay Prize for performing its obligations as described above by a combination of payments in accordance with Appendix A.

                       ARTICLE IV.  TERMINATION

4.1 TERMINATION FOR CAUSE. In the event that either party materially defaults in its performance under this Agreement and fails to either substantially cure such default within ninety (90) days after receiving written notice specifying the default, then the party not in default may, by giving the defaulting party not less than ten (10) days prior written notice of termination, terminate this Agreement as of a date specified in such notice of termination.

4.2 TERMINATION FOR INSOLVENCY OR BANKRUPTCY. In the event that either party becomes or is declared insolvent or bankrupt, or is the subject of any proceedings relating to its liquidation or insolvency, then the other party may, by giving such party ten (10) days prior written notice of termination, terminate this Agreement as of a date specified in such notice of termination.

4.3 TERMINATION FOR CESSATION OF BUSINESS. In the event that either party declares in writing its intent to cease its activity in the business objectives generally described in Article 2.1 above, or declares it is

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     unable  to  meet  its  financial  obligations to the other party, then the other party may, by giving such party ten (10) days prior written notice of termination, terminate this Agreement as of a date specified in such notice of termination.

               ARTICLE V.  REPRESENTATIONS, WARRANTIES,
                     INDEMNITIES, AND LIABILITIES

5.1  REPRESENTATIONS AND WARRANTIES.

     (a)   Prize represents and warrants that:

           (i)  Prize  has  not  and  shall  not  enter  into any agreement  or
                commitment  that   is inconsistent with or conflicts  with  the
                rights granted to ATR in this Agreement.

           (ii) All information provided by Prize (including, but not limited to, resumes, interviews, test results, and references) in consideration for the placement of Contract Personnel into ATR Customer service contracts is and in the future shall be true to the best of Prize's knowledge.

     (b)   ATR represents and warrants that:

           (i)  ATR  has  not  and  shall  not  enter  into  any  agreement  or
                commitment  that   is inconsistent with or conflicts  with  the
                rights granted to Prize in this Agreement.

           All information provided by ATR (including, but not limited to job specifications, customer requirements, sales forecasts) shall be true to the best of ATR's knowledge.

5.2 PERSONAL INJURY AND PERSONAL PROPERTY INDEMNITY. Prize and ATR each shall indemnify, defend, and hold harmless the other party from and against any and all claims, actions, damages, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of: (a) the death or bodily injury of any agent, employee, customer, business invitee, or business visitor of the indemnitor, and (b) the damage, loss, or destruction of any personal property of the indemnitor.

5.3 LIMITATION OF LIABILITY. Neither party shall be liable to the other pursuant to this Agreement for any indirect, consequential, punitive, or other damages of any party, including third parties, or for the loss of anticipated profits or other economic loss of any party or for damages that could have been avoided, using reasonable diligence, by the other party. The foregoing shall not limit the indemnification, defense and hold harmless obligations set forth in this Agreement.

5.4  SURVIVAL.   The  provisions  of this Article shall  survive  the  term  or termination of this Agreement for any reason.

                      ARTICLE VI.  MISCELLANEOUS

6.1 BINDING NATURE, ASSIGNMENT, AND SUBCONTRACTING. This Agreement shall be binding on the parties and their respective successors and assigns, and except as specified, neither party shall have the power to assign this Agreement nor to subcontract or delegate any of its duties or obligations to be performed as set forth in this Agreement to any third party without the prior written consent of the other party, which consent shall not be unreasonably withheld. Consent to an assignment or a subcontract shall not relieve the assigning party of full responsibility for complete performance of all of its obligations set forth in this Agreement, and such assigning party shall remain responsible for any assignee's or subcontractor's compliance with the non-disclosure and confidentiality provisions set forth in this Agreement.

6.2 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties.

6.3 HEADINGS. The Article and Section headings used in this Agreement are for reference and convenience only and shall not enter into the interpretation hereof.

6.4 RELATIONSHIP OF PARTIES. Prize and ATR each is performing pursuant to this Agreement only as an independent contractor. Nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between Prize and ATR. Neither Prize nor ATR shall act or attempt to act or represent itself, directly or by implication, as an agent of the other party or its affiliates or in any manner assume or create, or attempt to assume or create, any obligation on behalf of, or in the name of, the other party or its affiliates.

6.5 CONFIDENTIALITY. Prize and ATR each agree that all information communicated to one by the other or the other's affiliates, whether before or after the Effective Date, shall be received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed by the recipient party, its agents or employees without the prior written consent of the other party. Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, including, without limitation, the terms of this Agreement, except as required by legal, accounting, or regulatory requirements beyond the reasonable control of the recipient party. Information shall not be deemed to be confidential information of the disclosing party if it: (a) was or becomes generally available to the public other than as a result of disclosure by the recipient party in violation of this Agreement, (b) becomes available to the recipient party from a source other than the disclosing party, provided that the recipient party has no reason to believe that such source is itself bound by a confidentiality or nondisclosure agreement with the disclosing party or otherwise prohibited from disclosing such confidential information by a legal, contractual or fiduciary obligation, (c) was in the recipient party's possession prior to receipt from the disclosing party, or (d) is independently developed by the recipient party without the use of the disclosing party's information. The disclosure restriction of this paragraph shall not apply to the disclosures permitted under Section 6.6 and to any information that either party in good faith determines is required to disclose pursuant to the securities laws or any other laws or governmental regulations so long as the disclosing party: (a) uses its best efforts and exercises all rights available to the disclosing party to maintain the confidentiality of the existence, terms, and conditions of this Agreement, (b) informs the other party of any necessity or requests for disclosure pursuant to the Freedom of Information Act or any other law or regulation prior to making any such disclosure, (c) allows the other party a reasonable opportunity to provide input with respect to any disclosure required to be made by the disclosing party pursuant to the securities laws, and (d) allows the other party to contest any such request and, if applicable, participate in any resulting proceedings through counsel of the other party's choosing and at the other party's expense. The provisions of this Section shall survive the term or termination of this Agreement for any reason for a period of two (2) years.

6.6 MEDIA RELEASES. All media releases and similar public announcements by a party relating to this Agreement or the subject matter of this Agreement, including, without limitation, promotional or marketing material, but not including any announcement intended solely for internal distribution by such party or any disclosure required by legal, accounting, or regulatory requirements beyond the reasonable control of such party, shall be coordinated with and approved by the other party in a timely and reasonable manner prior to release.

6.7 DISPUTE RESOLUTION. In the event of any disagreement regarding performance under or interpretation of this Agreement and prior to the commencement of any formal proceedings, the parties shall continue performance as set forth in this Agreement and shall attempt in good faith to reach a negotiated resolution by designating a representative of appropriate authority to resolve the dispute. Any dispute, controversy, or claim arising out of, connected with, or relating to this Agreement, or the breach, termination, validity, or enforceability of any provision of this Agreement, which the parties are unable to resolve as set forth in the first sentence of this Section will, on the written demand of either party to the other party, be resolved by arbitration. Said arbitration shall be conducted in Sacramento County, California in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association then in effect by a panel of three (3) arbitrators selected in accordance with those Rules. The decision of the arbitration panel shall be final and binding on the parties. Judgment thereon shall be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of the jurisdiction may require or allow. During any arbitration proceeding(s), the parties shall continue to perform according to the terms and obligations of this Agreement. Notwithstanding the foregoing, the fact that arbitration has or may be invoked will not impair the exercise of any termination rights under this Agreement. Nothing herein contained shall bar the right of either party to seek to obtain injunctive relief or other provisional remedies against threatened or actual conduct that will cause loss or damages under the usual equity rules including the applicable rules for obtaining preliminary injunctions and other provisional remedies. The cost of arbitration, including the fees of the arbitration panel, shall be borne equally by the parties.

6.8 NOTICES. Whenever one party is required or permitted to give notice to the other pursuant to this Agreement, such notice shall be deemed given when delivered in hand, when received by the other party by registered or certified mail, return receipt requested, postage prepaid, or when received by the other party from a third party courier service where receipt is verified by the receiving party's acknowledgment, and addressed as follows:

     In the case of Prize:

     Prize-ITM, Ltd.
     Reg. Nbr. 40003334904
     One Rezeknes Street
     Riga, Latvia LV-1073

     In the case of ATR:

     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
     629 J Street
     Sacramento, CA.  95814

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     Either  party  may from time to time change its address  for  notification purposes by giving  the  other party written notice of the new address and
     the  date  upon which it will  become  effective.   First  class,  postage
     prepaid mail shall be acceptable for provision of change of address notices.

6.9 SEVERABILITY. If, but only to the extent that, any provision of this Agreement is declared or found to be illegal, unenforceable, or void, then both parties shall be relieved of all obligations arising under such provision, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent. If that is not possible, another provision that is legal and enforceable and achieves the same objectives shall be substituted. If the remainder of this Agreement is not affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

6.10 WAIVER. Any waiver of this Agreement or of any covenant, condition, or agreement to be performed by a party under this Agreement shall: (i) only be valid if the waiver is in writing and signed by an authorized representative of the party against which such waiver is sought to be enforced, and (ii) apply only to the specific covenant, condition or agreement to be performed, the specific instance or specific breach thereof and not to any other instance or breach thereof or subsequent instance or breach.

6.11 REMEDIES. Except as otherwise provided in this Agreement, all remedies set forth in this Agreement, or available by law or equity, shall be cumulative and not alternative, and may be enforced concurrently or from time to time.

6.12 SURVIVAL OF TERMS. Termination or expiration of this Agreement for any reason shall not release either party from any liabilities or obligations set forth in this Agreement which (i) the parties have expressly agreed shall survive any such termination or expiration, or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

6.13 GOVERNING  LAW.   This  Agreement  shall  be  governed  and  construed  in
     accordance with the general corporation law of the state of Delaware and in all other respects with the law of the state of California.

6.14 ENTIRE AGREEMENT. This Agreement constitutes the entire and exclusive statement of the agreement between the parties with respect to its subject matter and there are no oral or written representations, understandings or agreements relating to this Agreement which are not fully expressed in the Agreement. This Agreement shall not be amended except by a written agreement signed by both parties.


     IN WITNESS WHEREOF, Prize and ATR acknowledge that each of the provisions of this Agreement were expressly agreed to and have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the Effective Date.


ALTERNATIVE TECHNOLOGY RESOURCES, INC.          PRIZE-ITM, LTD.

By:     /S/                                     By:    /S/

Printed Name: G. R. Van Derven                  Printed Name:  V. V. Zhilinsky

Title:  President                               Title:  President

Date:  August 1, 1997                           Date:   August 1, 1997


By:      /S/

Printed Name:  W. Robert Keen

Title:  Chief Executive Officer

Date:  August 19, 1997